Venezuelan operations	12 Months Ended
Dec. 31, 2019
Venezuelan Operations [Abstract]
Venezuelan operations	Venezuelan operations

The Company conducts business in Venezuela where currency restrictions exist, limiting the Company’s ability to immediately access cash through repatriations at the government’s official exchange rate. The Company’s access to Venezuelan Bolívares (VEF or VES) held by its Venezuelan subsidiaries remains available for use within this jurisdiction and is not restricted. The official exchange rate is established by the Central Bank of Venezuela.
Since February 2013, the Venezuelan government has announced several changes in the currency exchange regulations. The last modification was in February 2018, when the Venezuelan government announced the unification of the formerly exchange rate systems into a sole foreign exchange mechanism called DICOM. The unified system operates through an auction mechanism. During 2018, the Company accessed to DICOM at an exchange rate greater than the one published by the governmental authorities. Considering that under ASC 830, foreign currency transactions are required to be remeasured at the applicable rate at which a particular transaction could be settled, each time the Company access to NEW DICOM at an exchange rate greater than the one published, this rate is considered for remeasurements purposes.
On August 20, 2018, the Government announced the removal of five zeros from the Venezuelan currency and renamed it as “Sovereign Bolivar” (VES). In addition, the new currency devaluated from 2.48 to 59.93 VES per US dollar. Since that moment, the Sovereign Bolivar has been depreciating its value against US dollar. As of December 31, 2019, the exchange rate was 44,080.58 VES per US dollar.
The consequence of several reassessment of the exchange rate used for remeasurement purposes, the Company recognized negative impacts within the Consolidated Statement of Income, mainly related to the write down of certain inventories due to the impact on their net recoverable value, impairment of long-lived assets and foreign currency exchange results. The following table summarizes the impacts during fiscal years 2019, 2018 and 2017:

	2019	2018	2017
Write down of inventories (i)	$(4,468)	$(61,007)	$(4,079)
Impairment of long-lived assets (i)	(2,123)	(12,089)	(8,563)
Foreign currency exchange (loss) income (ii)	(583)	5,061	(4,269)

(i)	Presented within Other operating income (expenses), net.

(ii)	Presented within Foreign currency exchange results.

Revenues and operating (loss) income of the Venezuelan operations were $10,184 and $(8,240), respectively, for fiscal year 2019; $78,859 and $(52,054), respectively, for fiscal year 2018; and $101,477 and $6,804, respectively, for fiscal year 2017.

As of December 31, 2019, the Company’s local currency denominated net monetary position, which would be subject to remeasurement in the event of further changes in the exchange rate, was net asset $0.2 million (including $0.4 million of cash and cash equivalents). In addition, Venezuela’s non-monetary assets were $13.6 million (mainly fixed assets).

In addition to exchange controls, the Venezuelan market is subject to price controls. The Venezuelan government issued a regulation establishing a maximum profit margin for companies and maximum prices for certain goods and services. Although these regulations caused a delay in the pricing plan, the Company was able to increase prices during the fiscal year ended December 31, 2019.
The Company’s Venezuelan operations, and the Company’s ability to repatriate its earnings, continue to be negatively affected by these difficult conditions and would be further negatively affected by additional devaluations or the imposition of additional or more stringent controls on foreign currency exchange, pricing, payments, profits or imports or other governmental actions or continued or increased labor unrest. The Company continues to closely monitor developments in this dynamic environment, to assess evolving business risks and actively manage its operations in Venezuela.